Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of IDEXX Laboratories, Inc. (the “Company”) for the quarter ended September 30,  2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2017	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President, Chief Financial Officer
and Treasurer

A signed original of this written statement required by Section 906, has been provided to IDEXX Laboratories, Inc. and will be retained by IDEXX Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.